 EXECUTION COPY

CONFIDENTIAL

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This First Amendment to Registration Rights Agreement (this “Amendment”) is made and entered into as of August 6, 2012, by and among Synthetic Biologics, Inc., a Nevada corporation, previously known as Adeona Pharmaceuticals, Inc. (the “Company”), and Intrexon Corporation, a Virginia corporation (“Intrexon”) to amend the Registration Rights Agreement dated December 5, 2011, by and among the Company and Intrexon (the “Registration Rights Agreement”).

WHEREAS, the Company and Intrexon entered into the Registration Rights Agreement and that certain Stock Purchase Agreement between the Company and Intrexon dated as of November 18, 2011 (the “Purchase Agreement”) in connection with their execution and delivery of that certain Exclusive Channel Collaboration Agreement dated November 18, 2011, 2011, for the development and commercialization of products for the treatment of pulmonary arterial hypertension (the “Original ECC”);

WHEREAS, concurrently with the execution and delivery of this Amendment, the Company and Intrexon will execute and deliver a Stock Issuance Agreement between the Company and Intrexon (the “Issuance Agreement”) in connection with their execution and delivery of an exclusive channel collaboration with respect to the development and commercialization of products based on exogenous recombinant human antibodies for the treatment of certain toxins and infectious diseases (the “Second ECC”);

WHEREAS, pursuant to the terms of the Issuance Agreement and the Second ECC, the Company will issue and sell to Intrexon, upon Intrexon’s request to the Company, certain shares of the Company’s common stock in exchange for rights to certain technology of Intrexon;

NOW THEREFORE, the Company and Intrexon hereby agree to amend the Registration Rights Agreement as follows:

1.                  The following defined terms shall be added to Section 1:

(a)                “Approval Milestone Shares” shall have the meaning set forth in the Issuance Agreement.

(b)               “Field Expansion Fee Shares” shall have the meaning set forth in the Issuance Agreement.

(c)                “IND Milestone Shares” shall have the meaning set forth in the Issuance Agreement.

(d)               “Issuance Agreement” shall mean that certain Stock Issuance Agreement, dated August 6, 2012, by and between the Company and Intrexon.

(e)                “Technology Access Fee Shares” shall have the meaning set forth in the Issuance Agreement.

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EXECUTION COPY CONFIDENTIAL

2.                  The definition of “Filing Date” shall be amended and replaced in its entirety with the following:

(a)                “Filing Date” means, with respect to the First Tranche Shares, April 4, 2012, and, with respect to the Second Tranche Shares, the Technology Access Fee Shares, the IND Milestone Shares, the Approval Milestone Shares, and the Field Expansion Shares, April 30, 2013..

3.                  The definition of “Registrable Securities” shall be amended and replaced in its entirety with the following:

(a)                “Registrable Securities” means the First Tranche Shares and Second Tranche Shares (as such terms are defined in the Purchase Agreement) as well as the Technology Access Fee Shares, the IND Milestone Shares, the Approval Milestone Shares, and the Field Expansion Shares (as such terms are defined in the Issuance Agreement) issued or issuable to Intrexon and any securities issued with respect to, or in exchange for or in replacement of such shares of Common Stock upon any stock split, stock dividend, recapitalization, subdivision, merger or similar event; provided, however, that the applicable Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided further that such securities shall no longer be deemed Registrable Securities if such securities have been sold pursuant to a Registration Statement, or (ii) such shares have been sold in compliance with Rule 144 or all such shares may be sold without limitation pursuant to Rule 144.

4.                  Subsection (b) of Section 7 shall be amended and replaced in its entirety with the following:

(a)                Entire Agreement; Amendment. This Agreement, the Purchase Agreement and the Issuance Agreement contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein, in the Purchase Agreement, or in the Issuance Agreement, neither the Company nor any Holder make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Holders of at least a majority of all Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 7(b) shall be binding upon each Holder (and their permitted assigns) and the Company.

5.                  All other provisions of the Registration Rights Agreement shall remain in effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

SYNTHETIC BIOLOGICS, INC. By: /s/ Jeffrey Riley Name: Jeffrey Riley Title: Chief Executive Office, President, and Director

INTREXON CORPORATION By: /s/Saaid Zarrabian Name: Saiid Zarrabian Title: President of Protein Production Division, and Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REGISTRATION

RIGHTS AGREEMENT

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